                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934






      Date of Report (Date of earliest event reported):  December 31, 1996


                         COCA-COLA ENTERPRISES INC.
            (Exact name of registrant as specified in its charter)





     Delaware                     01-09300                    58-0503352
    (State of               (Commission File No.)           (IRS Employer
  Incorporation)                                         Identification No.)




                2500 Windy Ridge Parkway, Atlanta, Georgia 30339
         (Address of principal executive offices, including zip code)

                               (770) 989-3000
              (Registrant's telephone number, including area code)















                                                           Page 1 of 8 pages
                                                           Exhibit Index page 4

Item 5.   Other Events
------    ------------
          Coca-Cola Enterprises Inc. (the "Company") files herewith its unaudited Consolidated Statements of Operations and Condensed Balance Sheets, reporting the Company's results of operations for the fourth quarter and full year 1996 and 1995, and its financial position at December 31, 1996 and 1995, including a summary of key financial information.

Item 7.   Financial Statements and Exhibits
------    ---------------------------------
          (c) Exhibits.

           99 Consolidated Statements of Operations and Condensed Balance Sheets (unaudited) of the Company, reporting results of operations for the fourth quarter and full year 1996 and 1995, and its financial position at December 31, 1996 and 1995, including a summary of key financial information.

            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~
                                SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                     COCA-COLA ENTERPRISES INC.
                                     (Registrant)



Date: December 31, 1996                By:-----------------------------
                                          Lowry F. Kline
                                          Senior Vice President
                                          and General Counsel

                         COCA-COLA ENTERPRISES INC.
                               EXHIBIT INDEX

Exhibit No.                                                        Page
-----------                                                        ----

    99       Consolidated Statements of Operations and               5
             Condensed Balance Sheets (unaudited) of the Company, reporting results of operations for the fourth quarter and full year 1996 and 1995, and its financial position at December 31, 1996 and 1995, including a summary of key financial information.